Report of
Independent
Registered
Public
Accounting
Firm

To the
Shareholders
and Board of
Trustees of
Federated
Index Trust:

In planning
and
performing
our audits of
the financial
statements of
Federated
Mid-Cap
Index Fund
and Federated
Max-Cap
Index Fund
(the two
portfolios
constituting
Federated
Index Trust)
(collectively,
the ?Funds?)
as of and for
the year ended
October 31,
2011, in
accordance
with the
standards of
the Public
Company
Accounting
Oversight
Board (United
States), we
considered the
Funds?
internal
control over
financial
reporting,
including
controls over
safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply
with the
requirements
of Form N-
SAR, but not
for the
purpose of
expressing an
opinion on the
effectiveness
of the Funds?
internal
control over
financial
reporting.
Accordingly,
we express no
such opinion.

The
management
of the Funds is
responsible for
establishing
and
maintaining
effective
internal
control over
financial
reporting.  In
fulfilling this
responsibility,
estimates and
judgments by
management
are required to
assess the
expected
benefits and
related costs
of controls.  A
company?s
internal
control over
financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the
preparation of
financial
statements for
external
purposes in
accordance
with generally
accepted
accounting
principles.  A
company?s
internal
control over
financial
reporting
includes those
policies and
procedures
that (1) pertain
to the
maintenance
of records
that,  in
reasonable
detail,
accurately and
fairly reflect
the
transactions
and
dispositions of
the assets of
the company;
(2) provide
reasonable
assurance that
transactions
are recorded
as necessary to
permit
preparation of
financial
statements in
accordance
with generally
accepted
accounting
principles, and
that receipts
and
expenditures
of the
company are
being made
only in
accordance
with
authorizations
of
management
and directors
of the
company; and
(3) provide
reasonable
assurance
regarding
prevention or
timely
detection of
unauthorized
acquisition,
use or
disposition of
a company?s
assets that
could have a
material effect
on the
financial
statements.

Because of its
inherent
limitations,
internal
control over
financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of
effectiveness
to future
periods are
subject to the
risk that
controls may
become
inadequate
because of
changes in
conditions, or
that the degree
of compliance
with the
policies or
procedures
may
deteriorate.

A deficiency
in internal
control over
financial
reporting
exists when
the design or
operation of a
control does
not allow
management
or employees,
in the normal
course of








performing
their assigned
functions, to
prevent or
detect
misstatements
on a timely
basis.   A
material
weakness is a
deficiency, or
a combination
of
deficiencies,
in internal
control over
financial
reporting, such
that there is a
reasonable
possibility that
a material
misstatement
of the
company?s
annual or
interim
financial
statements
will not be
prevented or
detected on a
timely basis.

Our
consideration
of the Funds?
internal
control over
financial
reporting was
for the limited
purpose
described in
the first
paragraph and
would not
necessarily
disclose all
deficiencies in
internal
control that
might be
material
weaknesses
under
standards
established by
the Public
Company
Accounting
Oversight
Board (United
States).
However, we
noted no
deficiencies in
the Funds?
internal
control over
financial
reporting and
its operation,
including
controls over
safeguarding
securities, that
we consider to
be a material
weakness as
defined above
as of October
31, 2011.



This report is
intended
solely for the
information
and use of
management
and the Board
of Trustees of
the Funds and
the Securities
and Exchange
Commission
and is not
intended to be
and should not
be used by
anyone other
than these
specified
parties.






	Ernst
& Young LLP






Boston,
Massachusetts
December 23,
2011